MARSHALL FUNDS, INC.

Marshall Mid-Cap Growth Fund
Marshall Small-Cap Growth Fund

     Supplement to Class A Shares Prospectus and Class Y Shares Prospectus dated October 31, 1999

     We are providing this Supplement to advise you of a change in portfolio management of the MARSHALL MID-CAP GROWTH FUND ("MID-CAP GROWTH FUND") and MARSHALL SMALL-CAP GROWTH FUND ("SMALL-CAP GROWTH FUND").

     Effective December 1999, Steve D. Hayward no longer manages the MID-CAP GROWTH FUND and SMALL-CAP GROWTH FUND. An Investment Committee comprised of investment professionals of the Adviser is currently responsible for portfolio management of both of these Funds.

                                                                January 18, 2000




















Marshall Funds Investor Services
P.O. Box 1348
Milwaukee, WI  53201-1348
1-800-580-FUND (3863) (Class A)
414-287-8555 or 800-236-FUND (3863) (ClassY)
Internet address:  http://www.marshallfunds.com
TDD:  Speech and Hearing Impaired Services

1-800-209-3520
G01010-19 (1/00)                                                        511394